Exhibit 99.2



                              HUDSON UNITED BANCORP
                          AND CONSOLIDATED SUBSIDIARIES

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     This Certification is to accompany the Quarterly Report of Hudson United Bancorp (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission (the "Report").

     I, William A. Houlihan, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


         /s/ WILLIAM A. HOULIHAN
------------------------------------
WILLIAM A. HOULIHAN
Executive Vice President and Chief Financial Officer, Hudson United Bancorp August 14, 2002


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